AMENDMENT, CONSENT AND WAIVER

                  AMENDMENT, CONSENT AND WAIVER (this "Amendment"), dated as of September 8, 2000, among USOL HOLDINGS, INC. ("Holdings"), USOL, INC. (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), BNP PARIBAS (formerly known as Paribas), as Administrative Agent and Syndication Agent and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of December 30, 1999 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

                  WHEREAS,   the  parties  hereto  wish-  to  amend  the  Credit
Agreement and consent to certain provisions as herein provided;

                  NOW, THEREFORE, it is agreed:

1. Section 3 .OZ(A)(f) of the Credit Agreement is hereby amended by inserting the text "and, in the case of U.S.-Austin, 50% of cash proceeds received" immediately after the text "on which Holdings or any Subsidiary of Holdings (other than Residentclub" appearing in such Section.

2. Section 3.02(A)(g) of the Credit Agreement is hereby amended by inserting the text "(50% in the case of U.S.-Austin)" immediately after the text "100%" appearing in such Section.

3. Section 4.04(a) of the Credit Agreement is hereby amended by (I) deleting such Section in its entirety and (II) inserting in lieu thereof the following new Section 4.04(a):

                  "4.04 Corporate Documents; Proceedings. (a) On the Initial Borrowing Date, the Agents shall have received a certificate, dated the Initial Borrowing Date, signed by the Chief Executive Officer, President, Chief Financial Officer, President, any Vice President or General Partner of each Credit Party and U.S.-Austin, and attested to by the Secretary or any Assistant Secretary of such Credit Party and U.S.-Austin, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws, Certificate of Limited Partnership, Agreement of Limited Partnership or other organizational documents of such Credit Party and U.S.-Austin and the resolutions or, consents or similar evidence of authority of such Credit Party and U.S.-Austin referred to in such certificate, and the foregoing shall be acceptable to the Agents and the Required Banks in their sole discretion."

4. Section 4.04(b) of the Credit Agreement is hereby amended by (I) inserting the text ", partnership" immediately after the text "All corporate" appearing in such Section and (II) inserting the text "partnership proceedings," immediately after the text "corporate proceedings," appearing in such Section.

5. Section 4.05 of the Credit Agreement is hereby amended by (I) inserting the text "Partnership Agreements;" immediately after the text "Shareholders' Agreements;" appearing in the title to such Section, (II) inserting the text "Partnership Agreements," immediately after the text "Shareholders' Agreements," appearing in the last sentence of such Section, (III) redesignating clauses
(iii), (iv), (v), (vi), (vii), (viii) and (ix) appearing in such Section as clauses (iv), (v), (vi), (vii), (viii), (ix) and (x) and (IV) inserting the following new clause (iii):

                  "(iii) all agreements entered into by the Borrower or any Subsidiary of the Borrower governing the terms and relative rights of its partnership interests and any agreements entered into by the partners relating to any such entity with respect to their partnership interests (collectively, the "Partnership Agreements");"

6. Section 4.06 of the Credit  Agreement is hereby  amended by (I) deleting such
Section in its entirety and (II)  inserting  in lieu thereof the  following  new
Section 4.06:

                  "4.06 Pledge Agreements. (a) On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit F-1 (as modified, supplemented or amended from time to time, the "Corporate Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities referred to therein then owned by each such Credit Party (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated irrevocable stock powers, in the case of capital stock constituting Pledged Securities.

                           (b) On the Initial Borrowing Date, the Borrower shall
                  have duly authorized, executed and delivered a Partnership Pledge Agreement substantially in the form of Exhibit F-2 (as modified, supplemented or amended from time to time, the "Partnership Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, if certificated all of the Pledged Partnership Interests referred to therein then owned by the Borrower together with executed and undated irrevocable stock powers or other acceptable instruments of transfer and:

                         (i) evidence  that all other  actions  necessary or, in
                    the reasonable opinion of counsel to the Agent, appropriate to perfect and protect the first priority security interest created by the Partnership Pledge Agreement have been taken;

                         (ii) acknowledgment copies of all UCC-1 financing statements filed, registered or recorded (or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements necessary and advisable to perfect the security interest of the Secured Creditors);

                         (iii) consents and/or acknowledgments from the requisite number of limited partners to permit the granting of the security interests purported to be granted pursuant to the Partnership Pledge Agreement as the Agent shall have reasonably requested; and

                         (iv) copies of lien and judgment  searches as the Agent
                    shall reasonably request (and such termination statements or other documents as may be necessary to release any Lien in favor of any third party not otherwise permitted by Section 8.01)."

7. Section 4.08 of the Credit  Agreement is hereby  amended by (I) deleting such
Section in its entirety and (II)  inserting  in lieu thereof the  following  new
Section 4.08:

                  "4.08 Subsidiaries Guaranty. On the Initial Borrowing Date, each Subsidiary of Holdings (other than the Borrower, Residentclub and U.S.-Austin) shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit H (as modified, supplemented or amended from time to time, the "Subsidiaries Guaranty")."

8. Section 4.09 of the Credit Agreement is hereby amended by (I) deleting the word "and" appearing immediately after the word "Holdings", (II) inserting in lieu thereof the text "" and (III) inserting the text "and U.S.-Austin" immediately after the text "Credit Party" appearing in such Section.

9. Section 4.10 of the Credit Agreement is hereby amended by (I) deleting the text "1998" and (II) inserting in lieu thereof the text "1999".

10. Section 4.15(a)(i) of the Credit Agreement is hereby amended by inserting the text "and Holdings as at December 31, 1999 and for the six-month period ended June 30, 2000" immediately after the text "1999" appearing in such Section.

11. Section 4.15(a)(ii),of the Credit Agreement is hereby amended by inserting the text "and Holdings at December 31, 1999 and June 30, 2000" immediately after each appearance of the text "September 30, 1999" in such Section.

12. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.17 at the end of such Section:

               "4.17 Concentration Account Consent Letters. On or prior to the Initial Borrowing Date, the Agents shall have received the Concentration Account Consent Letters in compliance with Section 7.18."

13. Section 6.01(i) of the Credit Agreement is hereby amended by inserting the text "or limited partnership" immediately after the text "validly existing corporation" appearing in such Section.

14. Section 6.01(ii) of the Credit Agreement is hereby amended by inserting the text "or partnership" immediately after the text "has the corporate" appearing in such Section.

15. Section 6.02 of the Credit Agreement is hereby amended by (I) inserting the text "or Partnership" immediately after the word "Corporate" in the title to such Section and (II) inserting the text "or partnership" immediately after each appearance of the word "corporate" in such Section.

16. Section 6.03 of the Credit Agreement is hereby amended by inserting the text
"Agreement  of  Limited   Partnership,   Certificate  of  Limited   Partnership"
immediately after the text "By-Laws" appearing in such Section.

17. Section 6.05(a) of the Credit Agreement is hereby amended by (1) deleting such Section in its entirety and (II) inserting in lieu thereof the following new Section 6.05(a):

                  "6.05 Financial Statements: Financial Condition: Undisclosed Liabilities; Projections, etc, (a) (i) The consolidated balance sheet of U.S. Online Communications, Inc. (or its successors) and Firstlink as at December 31, 1997, December 1998, and for the nine-month period ended September 30, 1999 and Holdings as at December 31, 1999 and for the six-month period ended June 30, 2000 and the related statements of earnings and stockholders' equity and cash flows of such Person, as applicable for the fiscal periods ended as of said dates, which, in the case of the annual statements, have been examined by Arthur Andersen LLP an independent certified public accountant, who delivered unqualified opinions in respect thereto, (ii) the consolidated balance sheet of U.S. Online Communications, Inc. (or its successor) and Firstlink at March 31, 1999, June 30, 1999 and September 30, 1999 and
                  Holdings at December 31, 1999 and June 30, 2000 and the related statements of operations, changes in partners' equity and cash flows of U. S. Online Communications, Inc. (or its successor) and Firstlink for each of the three-month periods ended as of March 31, 1999, June 30, 1999 and September 30, 1999 and Holdings at December 31, 1999 and June 30, 2000 and
                  (iii) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of Holdings as at the Effective Date, copies of which financial statements have heretofore been furnished to each Bank, present a good faith estimate of the pro forma financial condition of Holdings and its Subsidiaries (after giving effect to the Transaction) on a consolidated basis at the date thereof). Such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements. Since December 31, 1999, there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Holdings and its Subsidiaries taken as a whole."

18. Section 6.11 (b) of the Credit Agreement is hereby amended by (I) deleting each appearance of the word "Agreement" in such Section and (II) inserting in lieu thereof the word "Agreements".

19. Section 6.14 of the Credit Agreement is hereby amended by (I) deleting the word "partnership" and (II) inserting in lieu thereof the text "its capital stock, its partnership interests".

20. Section 6.15 of the Credit Agreement is hereby amended by inserting the text ."or partnership interests" immediately after the text "capital stock" appearing in such Section.

21. Section 6.23 of the Credit Agreement is hereby amended by inserting the text "partnership interests" immediately after the text "capital stock," appearing in such Section.

22. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.27:

                  "U.S.-Austin Value. The Borrowers' 50% ownership interest in U.S.-Austin has a book value and a fair market value of less than $750,000."

23. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.28:

                  "Fair Market Value of ROE Agreements. (a) The fair market value of all equipment and other assets located at the locations identified in all of the ROE Agreements of Holdings and the Borrower listed on Schedule IV and Schedule VIII (without duplication) is not in excess of $3,500,000 in the aggregate.

                           (b) The fair market value of all  equipment and other
                  assets located at the locations identified in all of the ROE Agreements of Holdings and its Subsidiaries (including, without limitation, Residentclub and 50% of the equipment and other assets of U.S.-Austin at such locations) listed on
                  Schedule IV and Schedule VIII (without duplication) is not in excess of $4,000,000 in the aggregate."

24. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.29:

                  "Tower and Antenna Sites. There are no sites containing either a stand-alone transmitting tower or stand-alone transmitting antenna other than those sites which are subject to the agreements listed under the "Tower Site Agreements" sections of Schedule IV and Schedule VIII."

25. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.30:

                  "Certain Office Leases. The leases with numbers 2 and 7 under the heading "Real Property Leases of Borrower" on Schedule IV are not material to the operation of Holdings or any of its Subsidiaries."

26. Section 7.01(f) of the Credit Agreement is hereby amended by (I) deleting each appearance of the text "8.01" in such Section and (B) inserting in lieu thereof the text "7.01".

27. Section 7.18 of the Credit Agreement is hereby amended by inserting the text "and U.S. -Austin" immediately after the word "Residentclub" appearing in such Section.

28. Section 8.03 of the Credit Agreement is hereby amended by (I) deleting the word "and" appearing immediately after the text "Wholly-Owned Subsidiary of the Borrower" appearing in such Section, (II) inserting in lieu thereof the text "," and (III) inserting the text "and (iii) U.S.-Austin may pay Dividends to the Borrower and its other partners proportionate to their respective interests in U.S.-Austin" immediately after the text "corporate existence" appearing in such Section.

29. Section 8.06(ii) of the Credit Agreement is hereby amended by inserting the text "(except that U.S.-Austin does not have to hold cash and Cash Equivalents in a Concentration Account)" immediately after the text "Concentration Account" appearing in such Section.

30. (a) Section 8.08 of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately after the text "except that" appearing therein and
(ii) inserting the following text immediately after the text "ending thereafter" appearing therein:

                  "and (II) in addition to any amounts permitted under 8.08(1) above, the Borrower and its Subsidiaries may make Capital Expenditures of up to (i) $1,500,000 in the year ending December 31, 2000, (ii) $1,000,000 in the year ending December 31, 2001 and (iii) $700,000 in the year ending December 31,
                  2002 and in each calendar year thereafter. In case the additional Capital Expenditures specified in this Section 8.08(11) are not made or are made at less than the maximum amount specified therein for each year, the difference between the maximum amount for the relevant year and the additional Capital Expenditures made in such year in accordance with such
                  Section 8.08(11) may be carried over to the following year and the maximum amount specified for such following year shall be increased by the amount carried over"

31. Section 8.14 of the Credit Agreement is hereby amended by (I) inserting the text ", Certificate of Limited Partnership, Agreement of Limited Partnership" immediately after the text "By-Law" appearing in the title to such Section, (II) redesignating clauses (iv) (v) and (vi) appearing in such Section as clauses
(v), (vi) and (vii) and (III) inserting the following new clause (iv):

                           "(iv)  amend,  modify or change  its  Certificate  of
                  Limited Partnership or Agreement of Limited Partnership or any agreement entered into by it, with respect to its partnership interests, or enter into any new agreement with respect to its partnership interests;"

32. Section 8.15 of the Credit Agreement is hereby amended by inserting the text "or partnership interests" immediately after the text "capital stock" appearing in such Section.

33. Section 8.16 of the Credit Agreement is hereby amended by (I) inserting the text "and Partnership Interests" after the text "Capital Stock" appearing in the title to such Section, (II) inserting the text "or partnership interests" immediately after the text "(including by way of sales of treasury stock)" and again after the text "into, capital stock" and (III) deleting the word
"Agreement"   appearing   therein  and   inserting  in  lieu  thereof  the  word
"Agreements".

34. Section 8.19 of the Credit Agreement is hereby amended by inserting the text "(other than Residentclub and U. S.-Austin)" immediately after the word "Subsidiaries" appearing in such Section.

35. Section 10.01 of the Credit' Agreement is hereby amended by (I) deleting the definitions for "Cable Passings," "Cable Television Subscribers", "Change in Control", "Concentration Account", "Concentration Account Bank", "Consolidated Current Assets", "Consolidated Current Liabilities'", "Consolidated Interest Expense", "Consolidated Net Income", "Corporate Overhead Expenditures", "Credit Party", "Dividend", "Excess Cash Flow", "Firstlink Merger", "Firstlink Merger Agreement", "Guaranty", "Internet Passings", "Net Consolidated Interest Expense", "Partnership Pledge Agreement", "Pledge Agreement", '.Pledge Agreement Collateral", "Pledged Partnership Interests", "Pledged Securities", "Recovery Event", "Residentclub", "Security Documents'", "Subscriber", "Subsidiary" and "Telephony Subscribers" in their entirety and (II) inserting the following new definitions in such Section in appropriate alphabetical order:

                           " "Cable  Passings" shall mean the number of dwelling
                  units  which the  Borrower  and its  Subsidiaries  (other than
                  Residentclub and, in the case of U.S.-Austin, 50% of such dwelling units) has the opportunity to provide cable television services pursuant to the ROE Agreements whether or not all such dwelling units subscribe to such cable television services.

                           "Cable Television  Subscribers" shall mean the number
                  of dwelling units which the Borrower and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of such dwelling units) provide cable television service (as evidenced by a written agreement), who are not more than 60 days past due on the payment of their cable television bill.

                           "Capital Expenditure" shall have the meaning provided
                  in Section 8.08.

                           "Change in Control"  means the  occurrence  of one or
                  more of the following: (i) Holdings shall cease to directly own 100% on a fully diluted basis of the outstanding capital stock of the Borrower, (ii) the Borrower shall cease to own 100% of all of the equity of its Subsidiaries (other than Residentclub and U.S.-Austin), (iii) the Borrower shall cease to own 50% of the equity of U.S.-Austin or shall cease to be the sole general partner of U.S. -Austin, (iv) any Person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) shall have acquired beneficial ownership of 51% or more of any outstanding class of capital stock of Holdings, having ordinary voting power in the election of directors or (v) the Board of Directors of Holdings shall cease to consist of Continuing Directors.

                           "Concentration Account" shall mean a separate account
                  which shall be established and maintained with the Concentration Account Bank for the benefit of the Secured Creditors by Holdings and each of its Subsidiaries (other than Residentclub and U.S.-Austin) and in which the Collateral Agent has a security interest pursuant to the Concentration Account Consent Letter.

                           "Concentration  Account  Bank" shall mean Wells Fargo
                  Bank or such other bank that may become a Concentration Account Bank in accordance with the provisions of the Security Agreement.

                           "Consolidated   Current   Assets"   shall   mean  the
                  consolidated current assets of Holdings and its Subsidiaries (other than Residentciub and, in the case of U. S.-Austin, 50% of such current assets).

                           "Consolidated  Current  Liabilities"  shall  mean the
                  consolidated current liabilities of Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of such current liabilities), but excluding the current portion of any long-term Indebtedness which would otherwise be included therein.

                           "Consolidated  Interest  Expense" shall mean, for any
                  period, the total consolidated cash interest expense of Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of its cash interest expense) for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of Holdings and its Subsidiaries (other than Residentclub), on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of Holdings and its Subsidiaries (other than Residentclub) representing the interest factor for such period and all commitment and similar fees payable with respect to any Indebtedness).

                           "Consolidated Net Income" shall mean, for any period,
                  net income of Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of its net income) for such period determined on a consolidated basis (after provision for taxes); provided, however, the net income of any Subsidiary of Holdings, which is not a Wholly-Owned Subsidiary and for which the investment of Holdings therein is accounted for by the equity method of accounting, shall have its net income included in the Consolidated Net Income of Holdings and its Subsidiaries only to the extent of the amount of cash dividends or distributions paid by such Subsidiary to Holdings.

                           "Corporate Overhead  Expenditures" shall mean for any
                  period of determination all expenses of Holdings and its Subsidiaries (other than Residentclub) related to corporate and headquarters operations; provided, however, that Corporate Overhead Expenditures do not include any direct expenses related to the provision of cable, telephony or internet services, field operations expenses at individual markets (including technical, sales and marketing and maintenance expenses incurred at the market level), royalties and commissions, bad debt expenses and customer service expenses.

                           "Corporate  Pledge  Agreement" shall have the meaning
                  provided in Section 4.06(a).

                           "Credit Party" shall mean  Holdings  and  each of its
                  Subsidiaries (other than Residentclub and U.S.-Austin),

                           "Dividend" with respect to any Person shall mean that
                  such Person has declared or paid a dividend, distribution or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock or preferred stock (with the same terms as the preferred stock outstanding on the Effective Date) of such Person) or cash to its stockholders or partners, in their capacity as stockholders or partners, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding or partnership interests on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or partnership interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to ,its capital stock or partnership interests). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all cash payments made or required to be made by such Person with respect to any stock appreciation rights, Plans, equity incentive plans, achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                           "Excess  Cash Flow" shall mean,  for any period,  the
                  remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period, and (b) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of cash Capital Expenditures (to the extent not financed with Indebtedness), made by Holdings on a consolidated basis (other than Residentclub) during such period, (b) the amount of permanent principal payments of Indebtedness for borrowed money of Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of such Indebtedness) (other than repayments of Loans); provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were applied to Scheduled
                  Repayments required to be made during such period, were made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Loans prior to the Conversion Date, only to the extent accompanied by a voluntary reduction to the Total Commitment) during such period, and (c) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period.

                           "Firstlink  Merger"  shall  mean the  merger  of USOL
                  Holdings,   Inc.,  a  Delaware  corporation,   with  and  into
                  Firstlink with Firstlink as the surviving corporation.

                           "Firstlink  Merger  Agreement"  shall mean the Merger
                  Agreement, dated as of July 21, 1999, between USOL Holdings, Inc., a Delaware corporation, and Firstlink.

                           "Guaranty"   shall  mean  and  include  each  of  the
                  Subsidiary Guaranties executed by the Subsidiaries of Holdings (other than the Borrower, Residentclub and U.S.-Austin) and the Holdings Guaranty.

                           "Internet Passings" shall mean the number of dwelling
                  units which the Borrower and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50(degree)/a of such dwelling units) has the opportunity to provide internet service pursuant to ROE Agreements whether or not all such dwelling units subscribe to such internet services.

                           "Net   Consolidated   Interest  Expense"  shall  mean
                  Consolidated Interest Expense paid by Holdings and its Subsidiaries (other than Residentclub and, in the case of U. S.-Austin, 50% of its cash interest expense) less cash interest income earned by Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50(degree)/a of its cash interest income).

                           "Partnership  Agreement"   shall  have   the  meaning
                  provided in Section 4.05(iii).

                           "Partnership Pledge Agreement" shall have the meaning
                  provided in Section 4.06(b).

                           "Pledge   Agreements"  shall  mean  and  include  the
                  Corporate   Pledge   Agreement  and  the  Partnership   Pledge
                  Agreement.

                           "Pledge   Agreement   Collateral"   shall   mean  all
                  "Collateral" as defined in the Pledge Agreements.

                           "Pledged   Partnership   Interests"  shall  have  the
                  meaning assigned to that term in the Partnership Pledge Agreement.

                           "Pledged  Securities" shall have the meaning assigned
                  that term in the Pledge Agreements.

                           "Recovery  Event"  shall mean the receipt by Holdings
                  or any Subsidiary of the Holdings (other than Residentclub and, in the case of U.S.-Austin, 50% of its receipts) of any cash insurance proceeds or condemnation awards payable: (i) by reason of theft, loss, physical destruction, damage or taking or any other event with respect to any properties or assets of Holdings or any Subsidiary of Holdings (including without limitation, business interruption insurance); and, (ii) under any policy of insurance required to be maintained under
                  Section 7.03.

                           "Residentclub"  shall  mean  TheResidentClub, Inc., a
                  Delaware corporation.

                           "Security    Documents"   shall   mean   the   Pledge
                  Agreements, the Security Agreement, and the Concentration Account Consent Letter.

                           "Subscribers"   shall   mean  the  total   number  of
                  subscribers to the services of Holdings and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of its subscribers), including cable television, internet and telephony subscribers.

                           "Subsidiary"  shall mean,  as to any Person,  (i) any
                  corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person, (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time and (iii) any partnership in which such Person or its Subsidiary is the general partner (including, without limitation, U.S.-Austin in the case of the Borrower or Holdings).

                           "Telephony   Passings"   shall  mean  the  number  of
                  dwelling units which the Borrower and its Subsidiaries (other than Residentclub and, in the case of U. S. Austin, 50% of such dwelling units) has the opportunity to provide telephony services to pursuant to an ROE Agreement regardless of whether all such dwelling units subscribe to such telephone services.

                           "Telephony  Subscribers"  shall  mean the  number  of
                  dwelling units which the Borrower and its Subsidiaries (other than Residentclub and, in the case of U.S.-Austin, 50% of such dwelling units) provide telephone service (as evidenced by a written agreement) who are not more than 60 days past due on payment of their telephone bill.

                           "U.S.-Austin" shall  mean U.S.-Austin Cable Assoc. I,
                  Ltd., a Texas limited partnership."

36. Section 11.03 of the Credit Agreement is hereby amended by deleting the text," the participation in the Letters of Credit" appearing in such Section.

37. The Table of Contents to the Credit Agreement is hereby amended by (i) deleting the text "EXHIBIT F Pledge Agreement" appearing therein and (ii) inserting in lieu thereof the following:

                  "EXHIBIT F-1      Corporate Pledge Agreement

                  EXHIBIT F-2       Partnership Pledge Agreement"

38. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned hereby agree that any proceeds from the issuance or sale of equity by Holdings, raised specifically for the use by Residentciub in the operations of Residentclub shall be freely transferred to Residentclub. to be used in the operations of Residentclub and shall not be subject to the mandatory repayment requirements under the Credit Agreement, including without limitation,
Section 3.02 of the Credit  Agreement;  provided,  that the Borrower provide the

Administrative Agent with documentation satisfactory to the Administrative Agent that such issuance of sale of equity will not have. an adverse effect on the Loan.

39. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned hereby consent to the subordination of the loan from the Borrower to Residentclub in an amount not to exceed $2,000,000 to the loan from Newman Financial Services, Inc. to Residentclub in the amount of $5,000,000.

40. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default shall exist .and (ii) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

41. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent and (ii) all fees, costs and expenses owing to the Banks, including, without limitation, the fees of White & Case LLP, shall have been paid.

42. This Amendment is limited as specified and shall not constitute a modification, acceptance, consent or waiver of any other provision of the Credit Agreement or any other Credit Document.

43. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

44. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

45. From and after the Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

10300 Metric Boulevard                       USOL HOLDINGS, INC.
Austin, Texas 78758
Attention: Jeffrey Sperber
Telephone: (512) 651-3806                    By: //S// Jeffrey Sperber
                                                 -------------------------------
Facsimile:(512) 651-6177                           Title        CFO


10300 Metric Boulevard                       USOL, INC.
Austin, Texas 78758
Attention: Jeffrey Sperber
Telephone: (512) 651-3806                    By: //S// Jeffrey Sperber
                                                 -------------------------------
Facsimile:(512) 651-6177                           Title        CFO


787 Seventh Avenue                           BNP PARIBAS
New York, New York 10019                      Individually and as Administrative
Attention: Salo Aizenberg                     agent and Syndication Agent
Telephone: (212) 841-2000
Facsimile: (212) 841-2369
                                             By: _______________________________
                                                   Title


                                             By: _______________________________
                                                   Title


31 West 52nd Street                          DEUTSCHE BANK AG, NEW YORK
New York, New York 10019                      BRANCH,
Attention: Jon Storck                         as Documentation Agent
Telephone: (212) 469-5000
Facsimile:(212) 469-3713
                                             By: _______________________________
                                                   Title


                                             By: _______________________________
                                                   Title

31 West 52nd Street                          DEUTSCHE BANK AG, NEW YORK
New York, New York 10019                      AND/OR CAYMAN ISLANDS BRANCHES
Attention: Jon Storck
Telephone: (212) 469-5000
Facsimile: (212) 469-3713
                                             By: _______________________________
                                                   Title


                                             By: _______________________________
                                                   Title


12121 Wilshire Boulevard                     COAST BUSINESS CREDIT
Suite 1400
Los Angeles, California 90025
Attention: Jonathan Segal
Telephone: (310) 979-7212
Facsimile: (310) 826-2884                    By: _______________________________
                                                   Title